UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2008
PULTE HOMES, INC.
(Exact name of registrant as specified in its charter)

Michigan	1-9804	38-2766606

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan	48304
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (248) 647-2750
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On February 6, 2008, Peter J. Keane, Senior Vice President of Operations, received a discretionary cash bonus approved by the Compensation Committee of the Board of Directors of Pulte Homes, Inc. in the amount of $600,000 in recognition of Mr. Keane’s individual performance during the Company’s 2007 fiscal year.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTE HOMES, INC.
Date: February 11, 2008	By:	/s/ Steven M. Cook
		Name:	Steven M. Cook
		Title:	Vice President, General Counsel and Secretary